Intangible Assets	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets	Intangible Assets and Goodwill
Intangible assets and Goodwill consisted of the following at December 31:

	2019	2018

Product and license rights	$37,400,742	$36,573,941
Less: accumulated amortization	(11,499,141)	(8,405,188)
Total product and license rights	25,901,601	28,168,753
Patents	9,882,511	9,428,266
Less: accumulated amortization	(5,127,878)	(4,087,273)
Total patents	4,754,633	5,340,993
Trademarks	273,110	154,373
Less: accumulated amortization	(9,020)	(9,020)
Total trademarks	264,090	145,353
Total intangible assets	$30,920,324	$33,655,099

Goodwill	$882,000	$784,000
During 2013, the Company entered into an agreement with Pernix to distribute and promote the branded prescription product Omeclamox-Pak. The $4.0 million upfront payment the Company paid to Pernix during October 2013 and the $2.3 million payments made to GEL during 2018 (discussed more fully in Note 3) are included in product and license rights and are being amortized through June 2032, the remaining expected useful life of the acquired asset.
During 2014, the Company acquired the rights of the branded prescription product Vaprisol from Astellas. The intangible asset value is $3.0 million and is included in product and license rights. The asset is being amortized through February 2022, the remaining expected useful life of the acquired asset, which coincides with the life of the primary intellectual property asset.
As discussed in Note 3, in November 2016, the Company acquired the U.S. rights to Nordic Group B.V.’s injectable methotrexate product line as an asset purchase. The agreement requires the Company to provide unvested restricted shares of Cumberland common stock and make a series of payments tied to the products’ FDA approval, launch and achievement of certain sales milestones. The payments are being treated as consideration for the assets acquired and are being capitalized and amortized over the expected useful life of the acquired asset. To date, the intangible assets related to the product include the $100,000 deposit paid at closing, the 180,000 restricted shares valued at $0.9 million that vested upon the November 2019 FDA approval and the additional $1.0 million owed to Nordic during 2020, also based on the FDA approval.
As discussed in Note 3, during November 2018, the Company acquired Vibativ from Theravance. This resulted in amortizable intangible assets related to the product rights of $11.8 million and goodwill of $0.9 million. The intangible assets are being amortized through November 2028, the expected useful life of the acquired asset. The $0.1 million increase in goodwill during 2019 was a result of changes in the purchase price allocation during the measurement period.
During 2019 and 2018, the Company recorded an additional $0.7 million and $0.4 million, respectively, in intangible assets for patents, trademarks and capitalized patent costs, including amounts incurred in the protection of the Company's intellectual property. These costs will be amortized over the remaining expected useful life of the associated patents.
Amortization expense related to product and license rights, trademarks and patents were as follows for the years ended December 31:

	2019	2018	2017

Amortization expense	$4,134,557	$2,769,466	$2,436,222
The expected amortization expense for the Company's current balance of intangible assets are as follows:

Year ending December 31:
2020	$4,286,336
2021	4,084,702
2022	3,530,879
2023	3,743,526
2024 and thereafter	15,274,881
$30,920,324